Pension and other employee benefit plans (Tables)	6 Months Ended
Sep. 30, 2019
Components of Net Periodic Benefit Cost of Severance Indemnities and Pension Plans
The following table summarizes the components of net periodic benefit cost of the severance indemnities and pension plans of the MHFG Group for the six months ended September 30, 2018 and 2019:

	Six months ended September 30,
	2018	2019
	(in millions of yen)
Service cost-benefits earned during the period	21,726	22,729
Interest costs on projected benefit obligations	3,331	2,666
Expected return on plan assets	(19,124)	(20,158)
Amortization of prior service benefits	76	19
Amortization of net actuarial loss (gain)	(3,942)	(3,064)
Special termination benefits	1,792	2,188

Net periodic benefit cost	3,859	4,380